Exhibit 10.3

Execution Version

AMENDMENT NO. 2 AND JOINDER TO CREDIT AGREEMENT

This Amendment No. 2 and Joinder to Credit Agreement (this “Agreement”) dated as of November 10, 2014 is among Extraction Oil & Gas Holdings, LLC, a Delaware limited liability company (the “Borrower”), Extraction Oil & Gas, LLC, a Delaware limited liability company, XTR Midstream, LLC, a Delaware limited liability company, and 7N, LLC, a Delaware limited liability company (collectively, the “Guarantors”), the undersigned Existing Lenders (as defined below), the New Lenders (as defined below), and Wells Fargo Bank, National Association, as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”) and as Issuing Lender (the “Issuing Lender”).

INTRODUCTION

A.                                    The Borrower, financial institutions party thereto as Lenders (the “Existing Lenders”, and together with the New Lenders (as defined below), collectively, the “Lenders”), the Issuing Lender, and the Administrative Agent have entered into the Credit Agreement dated as of September 4, 2014, as amended by the Amendment No. 1 dated as of September 24, 2014 (as so amended and as may be otherwise amended, restated, or modified from time to time, the “Credit Agreement”).

B.                                    The Guarantors have entered into the Guaranty Agreement dated as of September 4, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”) in favor of the Administrative Agent for the benefit of the Secured Parties (as defined in the Credit Agreement).

C.                                    The Lenders agree to set the Borrowing Base at $200,000,000 for the November 1, 2014 redetermination.

D.                                    In connection with the Borrowing Base redetermination provided for herein, the undersigned New Lenders (the “New Lenders”) desire to become party to the Credit Agreement as a Lender and the Commitments of the Existing Lenders and the New Lenders shall be adjusted to the amounts set forth on Schedule I attached hereto.

E.                                     The Borrower has requested that the Lenders and the Administrative Agent amend the Credit Agreement as set forth herein.

THEREFORE, in fulfillment of the foregoing, the Borrower, the Guarantors, the Administrative Agent, the Issuing Lender, and the undersigned Lenders hereby agree as follows:

Section 1.                                           Definitions; References.  Unless otherwise defined in this Agreement, each term used in this Agreement which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.

Section 2.                                           Joinder of New Lenders.

(a)                                 Each New Lender is hereby added to the Credit Agreement as a Lender, with the Commitment set forth opposite its name on Schedule I attached hereto. Each New

Lender agrees to be bound by all of the terms and provisions of the Credit Agreement binding on each Lender.

(b)                                 The Commitment of each Existing Lender is adjusted to the amount set forth opposite its name on Schedule I attached hereto.

(c)                                  Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on the financial statements referred to in Section 5.2 of the Credit Agreement and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and to agree to the various matters set forth herein.  Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement.

Section 3.                                           Amendments to Credit Agreement.  Upon the satisfaction of the conditions specified in Section 6 of this Agreement, and effective as of the date set forth above, the Credit Agreement is amended as follows:

(a)                                 Section 1.1 of the Credit Agreement is amended to add the following defined terms in alphabetical order:

“Amendment No. 2 Effective Date” means November 10, 2014.

“Approved Transportation Agreements” means the Grand Mesa Agreements, the Tallgrass Letter Agreement and such other transportation services agreements as may be approved by the Majority Lenders in writing, in each case, together with such changes thereto as may be approved by the Administrative Agent.

“Grand Mesa Agreements” means the two Transportation Agreements dated September 3, 2014 between the Company and Grand Mesa Pipeline, LLC (“Grand Mesa”), both of which relate to a crude oil pipeline to be constructed and operated by Grand Mesa that will originate at a station to be constructed near Lucerne, Weld County, Colorado and terminate at NGL Energy Partner LP’s terminal in Cushing, Oklahoma, the first of which provides for committed volumes of 40,000 barrels per day of crude petroleum and a commitment term of ten years, the second of which provides for committed volumes of 20,000 barrels per day of crude petroleum and a commitment term of five years, in each case, together with such changes thereto as may be approved by the Administrative Agent.

(b)                                 The definition of “Eurodollar Base Rate” in Section 1.1 of the Credit Agreement is amended by adding the following language immediately before the period at the end of such definition “; provided further that if such rate is less than zero, such rate shall be deemed to be zero”.

(c)                                  The definition of Debt in Section 1.1 of the Credit Agreement is amended to add the following clause immediately before the semicolon at the end of clause (j) of such definition: “except that such obligations owing in connection with take-or-pay arrangements shall not constitute Debt for purposes of the calculations for compliance under Section 6.16(a)”.

(d)                                 Section 2.2(a) is amended to read in its entirety as follows:

“(a)                           Borrowing Base.  The Borrowing Base in effect as of the Amendment No. 2 Effective Date has been set by the Administrative Agent and the Lenders and acknowledged by the Borrower as $200,000,000. Such Borrowing Base shall remain in effect until the next redetermination or reduction made pursuant to this Section 2.2.  The Borrowing Base shall be determined in accordance with the standards set forth in Section 2.2(d) and is subject to periodic redetermination pursuant to Sections 2.2(b), and 2.2(c) and reductions pursuant to Section 2.2(e).”

(e)                                  Section 2.2(d) is amended by replacing clause (A) thereof to read in its entirety as follows: “(A) evidence of title reasonably satisfactory in form and substance to the Administrative Agent covering at least (x) prior to the Post-Closing Deadline, 70% (by value) of the Proven Reserves and the Oil and Gas Properties relating thereto, and (y) thereafter either (i) 95% (by value) of the PDP Reserves and the Oil and Gas Properties relating thereto or (ii) 80% (by value) of the Proven Reserves and the Oil and Gas Properties relating thereto, and”.

(f)                                   Section 2.4(a) is amended by replacing the language “11:00 a.m.” with 12:00 p.m.”.

(g)                                  Section 5.11 is amended by replacing the language “and (y) thereafter, 80% of the present value of the Proven Reserves of the Borrower and its Subsidiaries” with “and (y) thereafter, either (i) 80% of the present value of the Proven Reserves of the Borrower and its Subsidiaries or (ii) 95% of the present value of PDP Reserves of the Borrower and its Subsidiaries”.

(h)                                 Section 6.1 of the Credit Agreement is amended by replacing clause (m) to read in its entirety as follows:

“(m)                       Debt under Approved Transportation Agreements and other take-or-pay arrangements in an aggregate maximum amount not to exceed $50,000,000 for the life of such take-or-pay arrangements (excluding from such calculation the amount of any take-or-pay arrangements under the Approved Transportation Agreements), in each case, provided that such Debt is permitted under the Second Lien Loan Documents.”

(i)                                     Schedule I to the Credit Agreement is amended to read in its entirety as set forth on Schedule I attached hereto.

Section 4.                                           Reaffirmation of Liens.

(a)                                 Each of the Borrower and each Guarantor (i) is party to certain Security Documents securing and supporting the Borrower’s and Guarantors’ obligations under the Loan Documents, (ii) represents and warrants that it has no defenses to the enforcement of the Security Documents and that according to their terms the Security Documents will continue in full force and effect to secure the Borrower’s and Guarantors’ obligations under the Loan Documents, as the same may be amended, supplemented, or otherwise modified, and (iii) acknowledges, represents, and warrants that the liens and security interests created by the Security Documents are valid and subsisting and create a first and prior Lien (subject only to Permitted Liens) in the Collateral to secure the Secured Obligations.

(b)                                 The delivery of this Agreement does not indicate or establish a requirement that any Loan Document requires any Guarantor’s approval of amendments to the Credit Agreement.

Section 5.                                           Reaffirmation of Guaranty.  Each Guarantor hereby ratifies, confirms, and acknowledges that its obligations under the Guaranty and the other Loan Documents are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, of all of the Guaranteed Obligations (as defined in the Guaranty), as such Guaranteed Obligations may have been amended by this Agreement.  Each Guarantor hereby acknowledges that its execution and delivery of this Agreement do not indicate or establish an approval or consent requirement by such Guarantor under the Credit Agreement in connection with the execution and delivery of amendments, modifications or waivers to the Credit Agreement, the Notes or any of the other Loan Documents.

Section 6.                                           Representations and Warranties.  Each of the Borrower and each Guarantor represents and warrants to the Administrative Agent and the Lenders that:

(a)                                 the representations and warranties set forth in the Credit Agreement and in the other Loan Documents are true and correct in all material respects as of the date of this Agreement (except to the extent such representations and warranties relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); provided that such materiality qualifier shall not apply if such representation or warranty is already subject to a materiality qualifier in the Credit Agreement or such other Loan Document;

(b)                                 (i) the execution, delivery, and performance of this Agreement are within the corporate, limited partnership or limited liability company power, as appropriate, and authority of the Borrower and Guarantors and have been duly authorized by appropriate proceedings and (ii) this Agreement constitutes a legal, valid, and binding obligation of the Borrower and Guarantors, enforceable against the Borrower and Guarantors in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; and

(c)                                  as of the effectiveness of this Agreement and after giving effect thereto, no Default or Event of Default has occurred and is continuing.

Section 7.                                           Effectiveness.  This Agreement shall become effective as of the date hereof upon the occurrence of all of the following:

(a)                                 Documentation. The Administrative Agent shall have received:

(1)                                 this Agreement, duly and validly executed by the Borrower, the Guarantors, the Administrative Agent, the Issuing Bank each Existing Lender and each New Lender, in form and substance reasonably satisfactory to the Administrative Agent and the Lenders;

(2)                                 a Note payable to each Lender in the amount of such Lender’s Commitment, duly and validly executed by the Borrower; and

(3)                                 a Fee Letter dated as of November 10, 2014 duly and validly executed by the Borrower, the Administrative Agent and Wells Fargo Securities, LLC (the “Fee Letter”).

(b)                                 Representations and Warranties.  The representations and warranties in this Agreement being true and correct in all material respects before and after giving effect to this Agreement (except to the extent such representations and warranties relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); provided that such materiality qualifier shall not apply if such representation or warranty is already subject to a materiality qualifier in the Credit Agreement or such other Loan Document.

(c)                                  No Default or Event of Default. There being no Default or Event of Default which has occurred and is continuing.

(d)                                 Expenses.  The Borrower’s having paid all costs, expenses, and fees which have been invoiced and are payable pursuant to Section 9.1 of the Credit Agreement or any other agreement, including pursuant to the Fee Letter.

Section 8.                                           Effect on Loan Documents.  Except as amended herein, the Credit Agreement and the Loan Documents remain in full force and effect as originally executed, and nothing herein shall act as a waiver of any of the Administrative Agent’s or Lenders’ rights under the Loan Documents.  This Agreement is a Loan Document for the purposes of the provisions of the other Loan Documents.  Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement is a Default or Event of Default under other Loan Documents.

Section 9.                                           Choice of Law.  This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York without regard to conflicts of laws principles (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York).

Section 10.                                    Counterparts.  This Agreement may be signed in any number of counterparts, each of which shall be an original.

THIS WRITTEN AGREEMENT AND THE LOAN DOCUMENTS, AS DEFINED IN THE CREDIT AGREEMENT, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

EXECUTED as of the date first set forth above.

BORROWER:

EXTRACTION OIL & GAS HOLDINGS, LLC

By:	/s/ Rusty Kelley
Name:	Rusty Kelley
Title:	Chief Financial Officer

GUARANTORS:

EXTRACTION OIL & GAS, LLC

By:	/s/ Rusty Kelley
Name:	Rusty Kelley
Title:	Chief Financial Officer

XTR MIDSTREAM, LLC

By:	/s/ Rusty Kelley
Name:	Rusty Kelley
Title:	Chief Financial Officer

7N, LLC

By:	/s/ Rusty Kelley
Name:	Rusty Kelley
Title:	Chief Financial Officer

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT — EXTRACTION]

ADMINISTRATIVE AGENT/ISSUING
LENDER/LENDER:

WELLS FARGO BANK, NATIONAL
ASSOCIATION,
as Administrative Agent, Issuing Lender and an
Existing Lender

By:	/s/ Joseph T. Rottinghaus
Name:	Joseph T. Rottinghaus
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT — EXTRACTION]

LENDERS:

ROYAL BANK OF CANADA,
as an Existing Lender

By:	/s/ Kristan Spivey
Name:	Kristan Spivey
Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT — EXTRACTION]

BOKF, NA,
as an Existing Lender

By:	/s/ Benjamin H. Adler
Name:	Benjamin H. Adler
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT — EXTRACTION]

GOLDMAN SACHS BANK USA,
as an Existing Lender

By:	/s/ Rebecca Kratz
Name:	Rebecca Kratz
Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT — EXTRACTION]

FIFTH THIRD BANK,
as a New Lender

By:	/s/ Jonathan H Lee
Name:	Jonathan H Lee
Title:	Director

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT — EXTRACTION]

SUNTRUST BANK,
as a New Lender

By:	/s/ John Kovarik
Name:	John Kovarik
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT — EXTRACTION]

MUFG UNION BANK, N.A.
as a New Lender

By:	/s/ Stacy A. Goldstein
Name:	Stacy A. Goldstein
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT — EXTRACTION]

KEYBANK NATIONAL ASSOCIATION,
as a New Lender

By:	/s/ John Dravenstott
Name:	John Dravenstott
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT — EXTRACTION]

SCHEDULE I

Commitments, Contact Information

ADMINISTRATIVE AGENT/ ISSUING LENDER

Wells Fargo Bank, National Association	Address:	1700 Lincoln St., 6th Floor
Denver, CO 80203
	Attn:	Joe Rottinghaus
	Telephone:	303-863-5367
	Facsimile:	303-863-5196

LOAN PARTIES

Borrower/Guarantors	Address:	1888 Sherman St., Suite 200
Denver, CO 80203
	Attn:	Mr. Rusty Kelley
	Telephone:	720-557-8302
	Facsimile:	720-557-8301
	Email:	rtkelley@extractionog.com

Lender	Commitment
Wells Fargo Bank, National Association	$150,000,000
Royal Bank of Canada	$87,500,000
BOKF, NA	$62,500,000
Fifth Third Bank	$41,666,667
SunTrust Bank	$41,666,667
MUFG Union Bank, N.A.	$41,666,667
Goldman Sachs Bank USA	$37,500,000
KeyBank National Association	$37,500,000
Total:	$500,000,000

[SCHEDULE I TO AMENDMENT NO. 2 TO CREDIT AGREEMENT – EXTRACTION]